                                                                      iShares(R)



                    2002 SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                 AUGUST 31, 2002



                                   [PICTURE]
                              INDUSTRIAL STRENGTH
                                INVESTMENT TOOLS

                               iShares BOND FUNDS

Table of Contents

Shareholder Letter...............................................   1
Market Overview..................................................   3
Managers' Discussion & Analysis..................................   4
Schedules of Investments.........................................   6
  iShares Lehman 1-3 Year Treasury Bond Fund.....................   6
  iShares Lehman 7-10 Year Treasury Bond Fund....................   7
  iShares Lehman 20+ Year Treasury Bond Fund.....................   8
  iShares GS $ InvesTop-TM- Corporate Bond Fund..................   9
Financial Statements.............................................  12
Financial Highlights.............................................  15
Notes to Financial Statements....................................  16
iShares Family of Funds..........................................  22

To Our Shareholders

While the second half of 2001 was a difficult period for us all, the first half of 2002 has also been a time of tumultuous market events. As a whole, the past year has seen scores of layoffs, company closings, and corporate accounting scandals in the wake of the emotional shock of September 11.

The past year has been truly remarkable for iShares considering the market environment. By the close of our second fiscal year, most traditional mutual funds had shrunk in size, hundreds had shut down entirely,(1) and plans for dozens of new ones were quietly put on hold.

However, iShares has followed a very different course. Instead of shrinking in size, iShares' assets under management grew to almost $28 billion as of August 31, 2002. In fact, the iShares family of funds became the nation's third fastest growing family of equity funds(2) during the period June 2001 through June 2002, surpassing some of the most established and best-known mutual fund groups.

In July, iShares celebrated another milestone: the launch of the first-ever fixed income exchange traded funds. These four fixed income iShares funds -- three bond funds based on Lehman U.S. Treasury indices, and one based on a Goldman Sachs-Registered Trademark- corporate bond index -- were greeted with an enthusiastic reception from the investment community. These new funds attracted $3 billion in assets in their first week of trading. That is an impressive beginning considering that total inflows for all U.S. bond mutual funds combined was $50 billion for the first six months of 2002.(3)

With a total of 81 different funds, iShares now gives its investors nearly four times more ways to structure their portfolios than any other provider of exchange traded funds (ETFs). Total assets under management for all iShares funds have grown tenfold since they were first launched in May 2000. We believe this is a result of investors and their advisors recognizing that iShares are not merely an investment choice, but an important investment tool.

At BGI we consider the iShares family of funds "industrial strength" for four simple reasons. We think you should keep these reasons in mind when you and your advisor meet to discuss your investment objectives, and then evaluate, and perhaps rebalance your portfolio.

First, iShares strive to obtain a fundamental goal of institutional investing: taking less of a bite out of a fund's returns. iShares seek to achieve this by minimizing capital gains distributions and management fees. These are not insignificant savings. It's estimated that between 1994 and 1999, investors in diversified U.S. stock funds lost, on average, 15% of their annual gains to taxes.(4) iShares, on the other hand, are managed in a way that keeps capital gains distributions to a minimum. For example, during the calendar year 2001 none of the domestic iShares funds distributed any capital gains.(5) Additionally, the fees charged by the iShares Funds are typically about half of other actively managed mutual funds.(6)

Second, iShares embody a key tactic of institutional investors: uncomplicated diversification. The benefits of diversification, as compared to picking individual stocks are well documented. Although it's possible to diversify a portfolio by hand-selecting a wide variety of securities, to do it effectively is complicated and time-consuming. This is a reason why $1.56 trillion in institutional assets(7) are invested in index funds.

_____________________
(1)John Hechinger, Hey, Where Did My Mutual Fund Go?, The Wall Street Journal, April 17, 2002.
(2)Financial Research Corporation (FRC) database, BGI analysis.
(3)Financial Research Corporation (FRC) database, BGI analysis.
(4)Jonathan Clements, Fund Distributions are a Taxing Problem; How the Tax Man Dines on Your Funds, The Wall Street JournaL, August 1999.
(5)Past performance is no guarantee of future results. There can be no assurance that iShares will not generate capital gains distributions in the future.
(6)Source: Morningstar Principia, BGI analysis 6/01.
(7)Source: Pensions & Investments, 5/27/02.

Shareholder Letter                                                             1

Third, iShares embody a key strategy of institutional investors: modular asset allocation. Each iShare fund focuses on a very specific slice of the equity and fixed income markets. With so many different iShares to choose from, investors have tremendous flexibility in structuring their portfolios to meet specific needs.

The fourth reason iShares are "industrial strength" is that they are advised by Barclays Global Investors, one of the world's largest institutional asset managers.(8) BGI manages money for over two thousand institutional clients around the world. Also, BGI has a longer index-based investing track record than any other fund manager. In fact, over thirty years ago it was BGI that created the world's first index strategy.

Throughout the coming year we will be working closely with the financial advisor community to introduce innovative strategies and structures that we have developed for their clients' portfolios. And we continue to enhance and improve the tools, data and resources on our Web site. If you haven't visited www.iShares.com in a while, we invite you to do so and learn more about iShares. In fact, Forbes Magazine named iShares.com "Best of the Web" among all ETF sites.(9)

We think you'll agree everything about iShares really is industrial strength. On behalf of the iShares family of funds and our colleagues at BGI, we thank you for making iShares a part of your portfolio, and look forward to meeting your needs in the year ahead.

   /s/ Garrett F. Bouton                       /s/ Lee T. Kranefuss
   Garrett F. Bouton                           Lee T. Kranefuss
   President and Chairman of the Board         Vice President of iShares Trust
   of Trustees of iShares Trust

Garrett F. Bouton and Lee T. Kranefuss are associates of BGIS. iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., none of which is affiliated with SEI. For complete information, including charges and expenses, request a prospectus by calling 1-800-iShares (1-800-474-2737). Read it carefully before you invest.

There are risks involved with investing, including possible loss of principal. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Mutual funds and iShares are obliged to distribute portfolio gains to shareholders by year-end. These gains may be generated due to index rebalancing or to meet diversification requirements. Your own iShares trading, too, will generate tax consequences and transaction expenses. Certain traditional mutual funds can be tax efficient as well. Diversification may not protect against market risk. Past performance does not guarantee future results.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or Standard & Poors. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers.
"GS $ InvesTop(TM)," "GS $ InvesTop(TM) Index," "GS $ Investment Grade Index(TM)" and "Goldman Sachs-Registered Trademark-" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co.

_______________________
(8)Source: Pensions & Investments, 5/27/02.
(9)Forbes Winter 2001.

2                                2002 iShares Semi-Annual Report to Shareholders

Market Overview

U.S. Equities

U.S. equity markets continued to struggle during the six-month period ending August 31, 2002. Most notably, accounting concerns initially stemming from Enron's and Arthur Andersen's problems dominated the news and drove many investors from stock markets. Accounting scandals spread during the six-month reporting period to include Tyco and WorldCom, as well as other large U.S. names, creating a crisis in confidence in corporate America. Adding to investor skittishness, investigations into brokerage analysts revealed further scandals.

Additional economic news released in May and June suggested that the economy might not yet be out of the woods, and Wall Street began to worry about the possibility of a double-dip recession. Consumer spending, which had largely driven the economic recovery, appeared to peak, and capital spending slowed. Apart from economic signs, each new round of corporate accounting irregularities and insider-trading scandals hurt investor confidence, which was already sapped by ongoing threats of terrorist attacks and global tensions.

A brief market rally in early August generated hope that the bear market was over. However, the optimism was soon quelled by economic data suggesting that the recession was more severe than originally estimated. According to the data released by the Commerce Department, the economy had contracted for three quarters in 2001. When the Federal Reserve Board (the "Fed") decided at its August meeting not to lower rates, equity markets fell further.

Fixed Income

The same factors that drove equity markets lower during the six-month reporting period affected fixed-income markets. The credit sector was the worst relative performing sector, driven primarily by woes in the telecommunications sector but also attributable to a continued overall deterioration in credit quality and a loss of investor confidence in the face of continuing accounting scandals. Higher quality sectors, such as agency and mortgage securities posted strong relative returns.

Treasury yields reached historic lows during the reporting period as the economic landscape worsened. By early August, the two-year note dipped to its lowest level since the securities were first sold in 1972. In August, when the Fed left rates unchanged but left room for future easing, the yield on the 10-year Treasury note fell to 4.08%, its lowest level since 1963.

International Equities

The global slowdown that affected the United States also took its toll in Europe and Asia during the six-month period ending August 31, 2002. Most global economies slowed significantly, despite loosening monetary policy enacted by central banks. Continued global political tension, uneasiness about accounting scandals, and poor corporate earnings reports hampered global economic recovery and weighed on market performance. While currency strength relative to the U.S. dollar helped market returns, those gains were offset by a sharp decline in technology and telecommunications stocks as well as financial stocks.

Japan enjoyed robust market gains during the first few months of the reporting period, led by a strong yen relative to the U.S. dollar, improving economic conditions, and increased exports. In June, however, technology stocks, which had rebounded due to increased regional trade, fell victim to the global downturn in technology and dragged down overall market returns in Japan.

Market Overview                                                                3

Managers' Discussion & Analysis

iShares Lehman Treasury Bond Funds
Performance as of 8/31/02

                                        Total Returns
                                     --------------------
                                     Inception to 8/31/02
                                     --------------------
iShares Bond Fund                     NAV   MARKET  INDEX
Lehman 1-3 Year Treasury             0.60%  0.73%   0.63%
Lehman 7-10 Year Treasury            2.81%  3.03%   2.79%
Lehman 20+ Year Treasury             5.03%  5.33%   5.05%

"Total returns for the period since inception" represent the total change in value of an investment from the inception date of the Fund (07/22/02). A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (07/26/02), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

The iShares Lehman 1-3 Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the United States Treasury market as defined by the Lehman Brothers 1-3 Year Treasury Index. For the period from July 22, 2002, through August 31, 2002 (the "reporting period"), the Fund returned 0.60%, while the Index returned 0.63%.

The iShares Lehman 7-10 Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the United States Treasury market as defined by Lehman Brothers 7-10 Year Treasury Bond Index. For the reporting period, the Fund returned 2.81%, while the Index returned 2.79%.

The iShares Lehman 20+ Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the United States Treasury market as defined by Lehman Brothers 20+ Year Treasury Bond Index. For the reporting period, the Fund returned 5.03%, while the Index returned 5.05%.

Several factors contributed to the positive performance of Treasury bonds during the reporting period. First, the economic recovery appeared to be losing momentum. After sliding into its first recession in more than a decade last year, the U.S. economy (as measured by gross domestic product, or GDP) bounced back in early 2002, growing at a 5% annual rate in the first quarter. However, second-quarter growth was an anemic 1% annual rate, and government data released during the reporting period provided further evidence of a faltering economy -- manufacturing activity declined, retail sales slowed, consumer confidence withered, and construction spending fell.

As a result, investors began to worry about a "double-dip" recession -- another economic downturn after a brief period of renewed growth. The Federal Reserve (the "Fed") acknowledged at its August 13 policy meeting that the "risks are weighted mainly toward conditions that may generate economic weakness." Although the Fed held its short-term interest rate target steady at 1.75%, the Fed's statement indicated a policy shift from neutral to a bias toward lower rates.

In addition to doubts about the economy, investors remained concerned about stock market volatility, the threat of more corporate scandals, and a possible conflict with Iraq. In this uncertain environment, many investors flocked to the relative safety of Treasury bonds. This "flight to quality" provided an additional boost to the bond market.

Treasury bond yields declined across the board, ending the reporting period near their lowest levels in almost 40 years. Longer-term Treasury yields fell more than short-term yields during the reporting period; for example, the two-year Treasury note yield slid from 2.3% to 2.1%, while the 10-year Treasury bond yield fell from 4.4% to 4.1%. Since falling yields translate into rising bond prices, the 30-year Treasury bond performed the best, posting a price gain of more than 5% as its yield fell from 5.3% to 4.9%.

4                                2002 iShares Semi-Annual Report to Shareholders

Managers' Discussion & Analysis

iShares GS $ Investop-TM- Corporate Bond Fund
Performance as of 8/31/02

                           Total Returns
              --------------------------------------------
                        Inception to 8/31/02
              --------------------------------------------
              NAV          MARKET      INDEX
              1.78%        2.64%       2.22%

"Total returns for the period since inception" represent the total change in value of an investment from the inception date of the Fund (07/22/02). A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (07/26/02), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                 TOP 10 FUND HOLDINGS (% OF NET ASSETS)
                               [BAR CHART]
        Daimlerchrysler Na Holding Corp., 8.50%, 01/18/31  1.11%
        Devon Energy Corp., 7.95%, 04/15/32                1.10%
        Bank of America Corp., 7.40%, 01/15/11             1.10%
        Unilever Capital Corp., 7.13%, 11/01/10            1.10%
        Conoco Funding Co., 7.25%, 10/15/31                1.08%
        Unilever Capital Corp., 6.88%, 11/01/05            1.06%
        Kellogg Co. Series B, 6.60%, 04/01/11              1.05%
        Crh America Inc., 6.95%, 03/15/12                  1.05%
        Wells Fargo Bank Na, 6.45%, 02/01/11               1.05%
        Bank One Corp., 6.50%, 02/01/06                    1.04%

The iShares GS $ Investop-TM- Corporate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, to a segment of the U.S. investment grade corporate bond market as defined by the GS $ InvesTop-TM- Index. For the period from July 22, 2002, through August 31, 2002 (the "reporting period"), the Fund returned 1.78%, while the Index returned 2.22%. The Fund underperformed the Index over a short period in late July when the Fund sold several securities that had become illiquid and were being eliminated from the Index. In the intervening days when the securities were still in the Index but not in the Fund, these securities increased in value.

Bonds in general performed well during the reporting period, mainly because of a slumping U.S. economy. The economy began 2002 on a positive note, expanding at a 5% annual rate in the first quarter, but faltered in the second quarter as growth slowed to a 1% annual pace. Further economic weakness came to light during the reporting period as government data revealed shrinking manufacturing activity, slowing consumer sales, and declining construction spending.

As economic conditions worsened, investors grew concerned about a possible repeat of last year's recession. As if to confirm this view, the Federal Reserve (the "Fed") noted at its August 13 policy meeting that the "risks are weighted mainly toward conditions that may generate economic weakness." Although the Fed took no direct action on interest rates, its statement indicated a policy shift from neutral to a bias toward lower rates. As a result, bond yields generally declined and bond prices rose. Corporate bonds posted solid returns during the reporting period. Corporate securities underperformed other sectors of the bond market in the first half of 2002 because their credibility was weakened by accounting errors and other corporate misdeeds. Like stocks, corporate bond prices and yields are closely tied to the financial health of the issuing companies, and when problems arise, the companies' bonds and stocks generally suffer alike.

However, a lack of new scandal revelations during the reporting period took some of the pressure off of corporate bonds, and many investors focused instead on the sizable yield advantage corporate securities offered over Treasury bonds. This sparked additional demand that provided a boost to corporate bond performance.

Managers' Discussion & Analysis                                                5

Schedule of Investments (Unaudited)

iShares Lehman 1-3 Year Treasury Bond Fund
August 31, 2002

                                                 Shares or
Security                                         Principal          Value
-------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 98.89%
U.S. Treasury Notes
  2.25%, 07/31/04                             $ 31,000,000  $  31,167,090
  2.75%, 10/31/03                               93,800,000     94,967,805
  3.25%, 12/31/03                              106,600,000    108,726,673
  5.25%, 05/15/04                               82,000,000     86,664,163
  5.88%, 02/15/04                               82,000,000     86,790,443
  5.88%, 11/15/04                               65,600,000     70,949,680
  6.00%, 08/15/04                               65,600,000     70,645,297
  6.75%, 05/15/05                              100,600,000    112,370,197
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST: $660,227,438)                                        662,281,348

SHORT TERM INSTRUMENTS - 21.43%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                         119,356,559    119,356,559
Dreyfus Money Market Fund                        9,671,421      9,671,421
Goldman Sachs Financial Square Prime
  Obligation Fund                                  485,135        485,135
Providian Temp Cash Money Market Fund           14,006,885     14,006,885
TOTAL SHORT TERM INSTRUMENTS
  (COST: $143,520,000)                                        143,520,000

REPURCHASE AGREEMENT - 1.07%
Investors Bank & Trust Tri-Party
  Repurchase Agreement, dated 08/30/02,
  due 09/03/02, with a maturity value of
  $7,135,492 and an effective yield of
  1.56%.                                         7,134,256      7,134,256
TOTAL REPURCHASE AGREEMENT
  (COST: $7,134,256)                                            7,134,256

TOTAL INVESTMENTS IN SECURITIES - 121.39%
  (COST $810,881,694)                                         812,935,604
OTHER ASSETS, LESS LIABILITIES - (21.39%)                    (143,227,925)
                                                            -------------
NET ASSETS - 100.00%                                        $ 669,707,679
                                                            =============

See notes to financial statements.

6                                2002 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iShares Lehman 7-10 Year Treasury Bond Fund
August 31, 2002

                                                 Shares or
Security                                         Principal          Value
-------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 101.21%
U.S. Treasury Notes
  4.38%, 08/15/12                             $ 32,712,000  $  33,842,854
  4.88%, 02/15/12                               43,500,000     46,715,957
  5.00%, 02/15/11                               60,900,000     66,071,013
  5.00%, 08/15/11                               34,800,000     37,721,456
  5.75%, 08/15/10                              225,504,000    256,465,706
  6.00%, 08/15/09                               11,600,000     13,327,358
  6.50%, 02/15/10                              252,474,000    298,797,929
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST: $736,046,889)                                        752,942,273

SHORT TERM INSTRUMENTS - 23.48%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                         141,037,931    141,037,931
Dreyfus Money Market Fund                       11,772,986     11,772,986
General Electric Commercial Paper
  1.77%, 09/06/02                                9,000,000      9,000,000
Goldman Sachs Financial Square Prime
  Obligation Fund                                   24,931         24,931
Providian Temp Cash Money Market Fund           12,870,527     12,870,527
TOTAL SHORT TERM INSTRUMENTS
  (COST: $174,706,375)                                        174,706,375

REPURCHASE AGREEMENT - 2.54%
Investors Bank & Trust Tri-Party
  Repurchase Agreement, dated 08/30/02,
  due 09/03/02, with a maturity value of
  $18,918,415 and an effective yield of
  1.56%.                                        18,915,137     18,915,137
TOTAL REPURCHASE AGREEMENT
  (COST: $18,915,137)                                          18,915,137

TOTAL INVESTMENTS IN SECURITIES - 127.23%
  (COST $929,668,401)                                         946,563,785
OTHER ASSETS, LESS LIABILITIES - (27.23%)                    (202,572,422)
                                                            -------------
NET ASSETS - 100.00%                                        $ 743,991,363
                                                            =============

See notes to financial statements.

Schedules of Investments                                                       7

Schedule of Investments (Unaudited)

iShares Lehman 20+ Year Treasury Bond Fund
August 31, 2002

                                                 Shares or
Security                                         Principal          Value
-------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 98.89%
U.S. Treasury Bonds
  5.25%, 11/15/28                              $29,050,000  $  30,230,593
  5.25%, 02/15/29                               29,050,000     30,294,501
  5.38%, 02/15/23                               45,650,000     49,808,256
  5.50%, 08/15/28                               29,050,000     31,229,911
  6.00%, 02/15/26                               33,200,000     37,817,787
  6.13%, 11/15/28                               53,950,000     62,771,363
  6.13%, 08/15/29                               29,050,000     34,105,862
  6.25%, 08/15/23                               74,285,000     86,796,087
  6.25%, 05/15/30                               56,440,000     67,542,875
  6.38%, 08/15/27                               20,750,000     24,853,107
  6.50%, 11/15/26                               24,900,000     30,158,381
  6.63%, 02/15/27                               37,350,000     45,943,489
  6.75%, 08/15/26                               20,750,000     25,848,482
  6.88%, 08/15/25                               24,900,000     31,308,264
  7.13%, 02/15/23                               37,350,000     47,878,590
  7.50%, 11/15/24                               24,900,000     33,454,147
  7.63%, 11/15/22                               16,600,000     22,350,572
  7.63%, 02/15/25                               24,900,000     33,837,856
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST: $681,080,346)                                        726,230,123
SHORT TERM INSTRUMENTS - 5.49%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                          33,044,124     33,044,124
Dreyfus Money Market Fund                        2,714,579      2,714,579
Goldman Sachs Financial Square Prime
  Obligation Fund                                  593,093        593,093
Providian Temp Cash Money Market Fund            3,931,459      3,931,459
TOTAL SHORT TERM INSTRUMENTS
  (COST: $40,283,255)                                          40,283,255

REPURCHASE AGREEMENT - 1.80%
Investors Bank & Trust Tri-Party
  Repurchase Agreement, dated 08/30/02,
  due 09/03/02,
  with a maturity value of
  $13,258,985 and an effective
  yield of 1.56%.                               13,256,687     13,256,687
TOTAL REPURCHASE AGREEMENT
  (COST: $13,256,687)                                          13,256,687

TOTAL INVESTMENTS IN SECURITIES - 106.18%
  (COST $734,620,288)                                         779,770,065
OTHER ASSETS, LESS LIABILITIES - (6.18%)                      (45,377,690)
                                                            -------------
NET ASSETS - 100.00%                                        $ 734,392,375
                                                            =============

See notes to financial statements.

8                                2002 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iShares GS $ InvestoP-TM- Corporate Bond Fund
August 31, 2002

Security                                         Principal           Value
--------------------------------------------------------------------------

CORPORATE BONDS & NOTES - 97.80%

AUTO MANUFACTURERS - 3.97%
DaimlerChrysler NA Holding Corp.
  6.40%, 05/15/06                              $14,200,000  $   15,071,028
  7.30%, 01/15/12                               14,200,000      15,303,624
  8.50%, 01/18/31                               14,200,000      16,540,870
Ford Motor Company
  7.45%, 07/16/31                               14,200,000      12,258,292
                                                                59,173,814

BANKS - 11.83%
Bank of America Corp.
  5.25%, 02/01/07                               14,200,000      15,019,198
  7.40%, 01/15/11                               14,200,000      16,386,942
Bank One Corp.
  5.90%, 11/15/11                               14,200,000      15,011,530
  6.50%, 02/01/06                               14,200,000      15,525,286
Credit Suisse First Boston
  5.75%, 04/15/07                               14,200,000      14,862,288
  6.13%, 11/15/11                               14,200,000      14,460,996
FleetBoston Financial Corp.
  4.88%, 12/01/06                               14,200,000      14,400,220
JP Morgan Chase & Co.
  5.25%, 05/30/07                                9,940,000      10,226,769
  6.63%, 03/15/12                               14,200,000      14,939,678
Wachovia Corp.
  4.95%, 11/01/06                               14,200,000      14,852,774
Wells Fargo & Company
  5.13%, 02/15/07                               14,200,000      14,877,198
Wells Fargo Bank NA
  6.45%, 02/01/11                               14,200,000      15,565,472
                                                               176,128,351

BUILDING MATERIALS - 1.05%
CRH America Inc.
  6.95%, 03/15/12                               14,200,000      15,609,066
                                                                15,609,066

COMPUTERS - 2.96%
Hewlett-Packard Co.
  5.75%, 12/15/06                               14,200,000      14,662,778
  6.50%, 07/01/12                               14,200,000      14,674,706
International Business Machines Corp.
  4.88%, 10/01/06                               14,200,000      14,790,152
                                                                44,127,636

COSMETICS / PERSONAL CARE - 1.00%
Procter & Gamble Co.
  4.75%, 06/15/07                               14,200,000      14,837,864
                                                                14,837,864

DIVERSIFIED FINANCIAL SERVICES - 28.70%
American Express Co.
  5.50%, 09/12/06                                9,940,000      10,570,395
Bear Stearns Companies Inc.
  5.70%, 01/15/07                               14,200,000      14,859,022
Boeing Capital Corp.
  5.75%, 02/15/07                               12,780,000      13,099,117
CIT Group Inc.
  7.38%, 04/02/07                               14,200,000      15,078,412
  7.75%, 04/02/12                               14,200,000      15,300,500
Citigroup Inc.
  6.00%, 02/21/12                               14,200,000      14,864,986
  6.63%, 06/15/32                               14,200,000      14,628,130
  6.75%, 12/01/05                               14,200,000      15,507,678
Deutsche Telekom International Finance AG
  8.50%, 06/15/10                               14,200,000      15,245,546
  8.75%, 06/15/30                               14,200,000      14,988,952
Devon Financing Corp ULC
  6.88%, 09/30/11                               14,200,000      15,376,470
Ford Motor Credit Co.
  6.88%, 02/01/06                               14,200,000      14,216,188
  7.25%, 10/25/11                               14,200,000      13,657,702
General Motors Acceptance Corp.
  6.13%, 09/15/06                               14,200,000      14,315,730
  6.88%, 09/15/11                               14,200,000      14,136,526
  8.00%, 11/01/31                               14,200,000      14,512,684
Household Finance Corp.
  5.75%, 01/30/07                               14,200,000      14,055,870
  7.00%, 05/15/12                               14,200,000      14,207,100
  7.63%, 05/17/32                               13,490,000      13,314,630

Schedules of Investments                                                       9
iShares GS $ Investop-TM- Corporate Bond Fund
August 31, 2002

Security                                        Principal           Value
-------------------------------------------------------------------------

International Lease Finance Corp.
  5.63%, 06/01/07                             $14,200,000  $   14,530,576
John Deere Capital Corp.
  7.00%, 03/15/12                              12,070,000      13,491,605
Lehman Brothers Holdings Inc.
  6.25%, 05/15/06                              14,200,000      15,143,448
  6.63%, 01/18/12                              14,200,000      15,171,848
Morgan Stanley Dean Witter & Co.
  5.80%, 04/01/07                              14,200,000      14,964,244
  6.60%, 04/01/12                              14,200,000      15,129,958
Sears Roebuck Acceptance Corp.
  6.70%, 04/15/12                              10,650,000      10,997,403
  7.00%, 06/01/32                              14,200,000      13,790,472
Verizon Global Funding Corp.
  6.13%, 06/15/07                              14,200,000      14,147,034
  7.75%, 12/01/30                              14,200,000      13,298,442
Washington Mutual Inc.
  5.63%, 01/15/07                              14,200,000      14,817,416
                                                              427,418,084

ELECTRIC - 3.65%
Constellation Energy Group, Inc.
  6.35%, 04/01/07                              14,200,000      14,673,286
Duke Energy Corp.
  6.25%, 01/15/12                              14,200,000      14,957,144
FirstEnergy Corp. Series B
  6.45%, 11/15/11                              14,200,000      13,272,030
FirstEnergy Corp. Series C
  7.38%, 11/15/31                              12,780,000      11,503,917
                                                               54,406,377

FOOD - 7.85%
Delhaize America Inc.
  8.13%, 04/15/11                              14,200,000      13,926,366
General Mills Inc.
  5.13%, 02/15/07                              14,200,000      14,719,010
  6.00%, 02/15/12                              14,200,000      14,939,252
Kellogg Co. Series B
  6.60%, 04/01/11                              14,200,000      15,672,824
Kraft Foods Inc.
  4.63%, 11/01/06                              14,200,000      14,649,004
  6.25%, 06/01/12                              14,200,000      15,437,246
  6.50%, 11/01/31                              14,200,000      15,199,396
Safeway Inc.
  5.80%, 08/15/12                              12,070,000      12,409,046
                                                              116,952,144

FOREST PRODUCTS & PAPER - 1.00%
Weyerhaeuser Co.
  6.00%, 08/01/06                              14,200,000      14,869,530
                                                               14,869,530

HOUSEHOLD PRODUCTS / WARES - 2.15%
Unilever Capital Corp.
  6.88%, 11/01/05                              14,200,000      15,715,850
  7.13%, 11/01/10                              14,200,000      16,361,808
                                                               32,077,658

MEDIA - 3.02%
Viacom Inc.
  5.63%, 05/01/07                              14,200,000      14,824,516
  6.63%, 05/15/11                              14,200,000      15,248,244
  7.88%, 07/30/30                              12,780,000      14,869,913
                                                               44,942,673

MINING - 1.93%
Alcoa Inc.
  4.25%, 08/15/07                              13,490,000      13,597,380
  6.00%, 01/15/12                              14,200,000      15,149,554
                                                               28,746,934

OIL & GAS PRODUCERS - 7.18%
Anadarko Petroleum Corp.
  5.38%, 03/01/07                              14,200,000      14,767,716
Conoco Funding Co.
  5.45%, 10/15/06                              14,200,000      14,899,208
  6.35%, 10/15/11                              14,200,000      15,371,074
  7.25%, 10/15/31                              14,200,000      16,121,260
Devon Energy Corp.
  7.95%, 04/15/32                              14,200,000      16,397,308
Valero Energy Corp.
  6.88%, 04/15/12                              14,200,000      14,893,386
  7.50%, 04/15/32                              14,200,000      14,478,178
                                                              106,928,130

10                               2002 iShares Semi-Annual Report to Shareholders
iShares GS $ Investop-TM- Corporate Bond Fund
August 31, 2002

Security                                        Principal           Value
-------------------------------------------------------------------------

PHARMACEUTICALS - 4.98%
Abbott Laboratories
  5.00%, 07/01/06                             $14,200,000  $   15,121,439
Bristol-Myers Squibb Co.
  4.75%, 10/01/06                              14,200,000      14,577,862
  5.75%, 10/01/11                              14,200,000      14,632,248
Wyeth
  6.25%, 03/15/06                              14,200,000      14,784,046
  6.70%, 03/15/11                              14,200,000      15,008,832
                                                               74,124,427

REAL ESTATE - 1.82%
EOP Operating LP
  7.00%, 07/15/11                              11,360,000      12,105,102
Simon Property Group Inc.
  6.38%, 11/15/07                              14,200,000      14,953,594
                                                               27,058,696

RETAIL - 3.04%
Target Corp.
  5.38%, 06/15/09                              14,200,000      14,885,860
  5.88%, 03/01/12                              14,200,000      15,138,478
Wal-Mart Stores Inc.
  5.45%, 08/01/06                              14,200,000      15,226,802
                                                               45,251,140

SOFTWARE - 0.89%
First Data Corp.
  4.70%, 11/01/06                              12,780,000      13,245,575
                                                               13,245,575

TELECOMMUNICATIONS - 4.05%
British Telecom PLC
  7.88%, 12/15/05                              14,200,000      15,524,434
  8.38%, 12/15/10                              14,200,000      16,132,762
  8.88%, 12/15/30                              14,200,000      16,408,668
SBC Communications Inc.
  5.88%, 02/01/12                              12,070,000      12,229,324
                                                               60,295,188
TELEPHONE - 6.73%
Alltel Corp.
  7.00%, 07/01/12                              14,200,000      14,979,154
Bellsouth Corp.
  5.00%, 10/15/06                              14,200,000      14,402,492
  6.00%, 10/15/11                              14,200,000      14,506,578
  6.88%, 10/15/31                              14,200,000      14,358,188
Telefonica Europe BV
  7.75%, 09/15/10                              14,200,000      14,852,206
  8.25%, 09/15/30                              12,780,000      12,939,367
Verizon New York Inc. Series A
  6.88%, 04/01/12                              14,200,000      14,280,940
                                                              100,318,925
TOTAL CORPORATE BONDS & NOTES
  (COST: $1,411,972,454)                                    1,456,512,212

SHORT TERM INSTRUMENTS - 22.74%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                        280,656,465     280,656,465
Dreyfus Money Market Fund                      22,826,485      22,826,485
Goldman Sachs Financial Square Prime
  Obligation Fund                               2,193,874       2,193,874
Providian Temp Cash Money Market Fund          33,059,048      33,059,048
TOTAL SHORT TERM INSTRUMENTS
  (COST: $338,735,872)                                        338,735,872

REPURCHASE AGREEMENT - 0.26%
Investors Bank & Trust Tri-Party
  Repurchase Agreement, dated 08/30/02,
  due 09/03/02,
  with a maturity value of
  $3,805,692 and an effective
  yield of 1.56%.                               3,805,033       3,805,033
TOTAL REPURCHASE AGREEMENT
  (COST: $3,805,033)                                            3,805,033

TOTAL INVESTMENTS IN SECURITIES - 120.80%
  (COST $1,754,513,359)                                     1,799,053,117
OTHER ASSETS, LESS LIABILITIES - (20.80%)                    (309,764,392)
                                                           --------------
NET ASSETS - 100.00%                                       $1,489,288,725
                                                           ==============

See notes to financial statements.

Schedules of Investments                                                      11

Statements of Assets and Liabilities (Unaudited)

iShares Trust
August 31, 2002

                                                              iShares Lehman                 iShares GS
                                              -------------------------------------------  --------------
                                                1-3 Year        7-10 Year        20+ Year  $ InvesTop-TM-
                                                Treasury         Treasury        Treasury       Corporate
                                               Bond Fund        Bond Fund       Bond Fund       Bond Fund
---------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                        $ 810,881,694   $  929,668,401   $ 734,620,288  $1,754,513,359
                                           -------------   --------------   -------------  --------------
Investments in securities, at value
  (including securities on loan/1/)
  (Note 1)                                 $ 812,935,604   $  946,563,785   $ 779,770,065  $1,799,053,117
Receivables:
  Investment securities sold                  85,337,656      274,038,844      31,803,829      30,220,864
  Dividends and interest                       6,275,389        1,720,126       4,965,249      25,018,765
                                           -------------   --------------   -------------  --------------
Total Assets                                 904,548,649    1,222,322,755     816,539,143   1,854,292,746
                                           -------------   --------------   -------------  --------------

LIABILITIES
Payables:
  Investment securities purchased             91,239,160      303,532,918      41,770,532      26,110,869
  Collateral for securities on loan
    (Note 5)                                 143,520,000      174,706,375      40,283,255     338,735,872
  Advisory fees (Note 2)                          81,810           92,099          92,981         157,280
                                           -------------   --------------   -------------  --------------
Total Liabilities                            234,840,970      478,331,392      82,146,768     365,004,021
                                           -------------   --------------   -------------  --------------
NET ASSETS                                 $ 669,707,679   $  743,991,363   $ 734,392,375  $1,489,288,725
                                           =============   ==============   =============  ==============

Net assets consist of:
  Paid-in capital                          $ 666,618,234   $  720,541,980   $ 684,777,012  $1,435,159,965
  Undistributed net investment income          1,120,187        2,598,156       3,193,082       8,046,850
  Undistributed net realized gain (loss)         (84,652)       3,955,843       1,272,504       1,542,152
  Net unrealized appreciation                  2,053,910       16,895,384      45,149,777      44,539,758
                                           -------------   --------------   -------------  --------------
NET ASSETS                                 $ 669,707,679   $  743,991,363   $ 734,392,375  $1,489,288,725
                                           =============   ==============   =============  ==============
iShares outstanding                            8,200,000        8,700,000       8,300,000      14,200,000
                                           =============   ==============   =============  ==============
Net asset value per iShare                 $       81.67   $        85.52   $       88.48  $       104.88
                                           =============   ==============   =============  ==============

/1/ Securities on loan with market values of $140,566,630, $171,233,886, $39,485,759 and $330,926,606, respectively. See Note 5.

See notes to financial statements.

12                               2002 iShares Semi-Annual Report to Shareholders

Statements of Operations (Unaudited)

iShares Trust
Period ended August 31, 2002

                                            iShares Lehman                iShares GS
                              --------------------------------------------------------
                                 1-3 Year      7-10 Year      20+ Year  $ InvesTop-TM-
                                 Treasury       Treasury      Treasury       Corporate
                              Bond Fund/1/   Bond Fund/1/  Bond Fund/1/    Bond Fund/1/
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Interest                    $ 1,193,223    $ 2,672,060   $ 3,284,596  $    8,176,654
  Securities lending income         8,774         18,195         1,467          27,476
                              -----------    -----------   -----------  --------------
Total investment income         1,201,997      2,690,255     3,286,063       8,204,130
                              -----------    -----------   -----------  --------------
EXPENSES (NOTE 2)
  Advisory fees                    81,810         92,099        92,981         157,280
                              -----------    -----------   -----------  --------------
Total expenses                     81,810         92,099        92,981         157,280
                              -----------    -----------   -----------  --------------
Net investment income           1,120,187      2,598,156     3,193,082       8,046,850
                              -----------    -----------   -----------  --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS)
  Net realized gain (loss)
    from investments              (84,652)     3,955,843     1,272,504       1,542,152
  Net change in unrealized
    appreciation
    (depreciation) on
    investments                 2,053,910     16,895,384    45,149,777      44,539,758
                              -----------    -----------   -----------  --------------
Net realized and unrealized
  gain                          1,969,258     20,851,227    46,422,281      46,081,910
                              -----------    -----------   -----------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS   $ 3,089,445    $23,449,383   $49,615,363  $   54,128,760
                              ===========    ===========   ===========  ==============

/1/ For the period from July 22, 2002 (commencement of operations) to August 31, 2002.

See notes to financial statements.

Financial Statements                                                          13

Statements of Changes in Net Assets (Unaudited)

iShares Trust
Period ended August 31, 2002

                               iShares Lehman    iShares Lehman   iShares Lehman     iShares GS
                                     1-3 Year         7-10 Year         20+ Year   $ InvesTop-TM-
                                     Treasury          Treasury         Treasury        Corporate
                                  Bond Fund/1/      Bond Fund/1/     Bond Fund/1/     Bond Fund/1/
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS

OPERATIONS:
  Net investment income        $    1,120,187    $    2,598,156   $    3,193,082   $    8,046,850
  Net realized gain (loss)            (84,652)        3,955,843        1,272,504        1,542,152
  Net change in unrealized
    appreciation
    (depreciation)                  2,053,910        16,895,384       45,149,777       44,539,758
                               --------------    --------------   --------------   --------------
Net increase in net assets
  resulting from operations         3,089,445        23,449,383       49,615,363       54,128,760
                               --------------    --------------   --------------   --------------
iSHARES TRANSACTIONS:
  iShares sold                    666,618,234       720,541,980      684,777,012    1,435,159,965
                               --------------    --------------   --------------   --------------
Net increase in net assets
  from iShares transactions       666,618,234       720,541,980      684,777,012    1,435,159,965
                               --------------    --------------   --------------   --------------
INCREASE IN NET ASSETS            669,707,679       743,991,363      734,392,375    1,489,288,725

NET ASSETS:
Beginning of period                         -                 -                -                -
                               --------------    --------------   --------------   --------------
End of period                  $  669,707,679    $  743,991,363   $  734,392,375   $1,489,288,725
                               ==============    ==============   ==============   ==============

Undistributed net investment
  income included in net
  assets
  at end of period             $    1,120,187    $    2,598,156   $    3,193,082   $    8,046,850
                               ==============    ==============   ==============   ==============

iSHARES ISSUED AND REDEEMED:
  iShares sold                      8,200,000         8,700,000        8,300,000       14,200,000
                               --------------    --------------   --------------   --------------
Net increase in iShares
  outstanding                       8,200,000         8,700,000        8,300,000       14,200,000
                               ==============    ==============   ==============   ==============

/1/ For the period from July 22, 2002 (commencement of operations) to August 31, 2002.

See notes to financial statements.

14                               2002 iShares Semi-Annual Report to Shareholders

Financial Highlights (Unaudited)

iShares Trust
(For a share outstanding throughout each period)
For the period ended August 31, 2002

                                       iShares Lehman  iShares Lehman  iShares Lehman      iShares GS
                                             1-3 Year       7-10 Year        20+ Year  $ InvesTop-TM-
                                             Treasury        Treasury        Treasury       Corporate
                                          Bond Fund/1/    Bond Fund/1/    Bond Fund/1/    Bond Fund/1/
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $        81.01  $        82.13  $        82.69  $       103.03
                                       --------------  --------------  --------------  --------------
Income from investment operations:
  Net investment income                          0.18            0.38            0.47            0.85
  Net realized and unrealized gain               0.48            3.01            5.32            1.00
                                       --------------  --------------  --------------  --------------
Total from investment operations                 0.66            3.39            5.79            1.85
                                       --------------  --------------  --------------  --------------
Net asset value, end of period         $        81.67  $        85.52  $        88.48  $       104.88
                                       ==============  ==============  ==============  ==============

Total return (not annualized)                    0.60%           2.81%           5.03%           1.78%
                                       ==============  ==============  ==============  ==============

Ratios/Supplemental Data:
  Net assets, end of period (000s)     $      669,708  $      743,991  $      734,392  $    1,489,289
  Ratio of expenses to average net
    assets/2/                                    0.15%           0.15%           0.15%           0.15%
  Ratio of net investment income
    to average net assets/2/                     2.05%           4.23%           5.15%           7.67%
  Portfolio turnover rate/3/                       20%             59%              7%              5%

/1/ For the period from July 22, 2002 (commencement of operations) to August 31, 2002.
/2/  Annualized for periods of less than one year.
/3/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

Financial Highlights                                                          15

Notes to the Financial Statements (Unaudited)

iShares Trust

1.  SIGNIFICANT ACCOUNTING POLICIES

iShares Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was established as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999. As of August 31, 2002, the Trust offered 59 investment portfolios or funds.

These financial statements relate only to the iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund and the iShares GS $ InvesTop-TM- Corporate Bond Fund (each a "Fund", collectively the "Funds").

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The investment advisor uses a "passive" or index approach to achieve each Fund's investment objective. Each of the Funds is classified as a diversified fund under the 1940 Act, except for the iShares GS $ InvesTop-TM- Corporate Bond Fund, which is classified as a non-diversified fund. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

SECURITY VALUATION

Fixed income securities are valued using the latest quoted bid price or using valuations provided by third party pricing services. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Board of Trustees of the Trust.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Funds amortize premium and accrete discount on debt securities purchased, using a constant yield to maturity method.

EQUALIZATION

The Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed at least once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes.

16                               2002 iShares Semi-Annual Report to Shareholders
iShares Trust

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the period ended August 31, 2002.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities, which are delivered to the Funds' custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

The repurchase agreements held by each Fund at August 31, 2002 were fully collateralized by zero coupon U.S. Government obligations (Treasury Strips) with a maturity date of 05/15/15 and aggregate market values as follows:

    --------------------------------------------------------------
                                                         Aggregate
                                                            Market
    iShares Bond Fund                                        Value
    --------------------------------------------------------------
    Lehman 1-3 Year Treasury                            $7,279,599
    Lehman 7-10 Year Treasury                           19,295,450
    Lehman 20+ Year Treasury                            13,523,806
    GS $ InvesTop-TM- Corporate                          3,881,391
    --------------------------------------------------------------

2.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors ("BGFA") manages the investment of each Fund's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses ("Covered Expenses") of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, distribution fees and extraordinary expenses. Expenses related to the organization and initial registration of the Trust were borne by BGFA.

BGFA is entitled to an annual advisory fee of 0.15% based on the average daily net assets of each Fund, as compensation for investment management services.

Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian, transfer agent and securities lending agent for the Funds. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above.

SEI Investments Distribution Company serves as each Fund's underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. The distributor will deliver the Prospectus and Statement of Additional Information, if so requested,

Notes to the Financial Statements                                             17
iShares Trust

to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund may invest in the institutional shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio of Master Investment Portfolio, which is managed by BGFA, the Funds' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or securities lending income, respectively, in the accompanying Statements of Operations.

As of August 31, 2002, certain trustees and officers of the Trust are also employees of BGFA and its affiliates or employees of Investors Bank.

3.  INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the period ended August 31, 2002, were as follows:

     ------------------------------------------------------------------------------------
                                     U.S. Government Obligations      Other Securities
                                     ---------------------------   ----------------------
     iShares Bond Fund                  Purchases          Sales   Purchases       Sales
     ------------------------------------------------------------------------------------
     Lehman 1-3 Year Treasury         $90,254,180    $85,068,594   $       --  $       --
     Lehman 7-10 Year Treasury        302,626,269    273,214,708           --          --
     Lehman 20+ Year Treasury          41,473,463     31,700,813           --          --
     GS $ InvesTop-TM- Corporate               --             --   37,524,347  39,994,222
     ------------------------------------------------------------------------------------

In-kind transactions for the period ended August 31, 2002, were as follows:

     ------------------------------------------------------------------
                                                     In-kind    In-kind
     iShares Bond Fund                             Purchases      Sales
     ------------------------------------------------------------------
     Lehman 1-3 Year Treasury                  $ 656,572,336  $      --
     Lehman 7-10 Year Treasury                   703,314,915         --
     Lehman 20+ Year Treasury                    670,168,552         --
     GS $ InvesTop-TM- Corporate               1,413,193,790         --
     ------------------------------------------------------------------

18                               2002 iShares Semi-Annual Report to Shareholders
iShares Trust

At August 31, 2002, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

     ---------------------------------------------------------------------------------------
                                                                                         Net
                                               Tax    Unrealized    Unrealized    Unrealized
     iShares Bond Fund                        Cost  Appreciation  Depreciation  Appreciation
     ---------------------------------------------------------------------------------------
     Lehman 1-3 Year Treasury       $  660,227,438  $ 2,053,911   $         --  $ 2,053,911
     Lehman 7-10 Year Treasury         736,046,889   16,895,384             --   16,895,384
     Lehman 20+ Year Treasury          681,077,515   45,152,608             --   45,152,608
     GS $ InvesTop-TM- Corporate     1,411,961,551   44,550,661             --   44,550,661
     ---------------------------------------------------------------------------------------

4.  iSHARES TRANSACTIONS

At August 31, 2002, there were an unlimited number of no par value shares of beneficial interest ("iShares") authorized. iShares are issued and redeemed by each Fund only in large blocks of 100,000 iShares ("Creation Units") or multiples thereof. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for each Fund are disclosed in detail in the Statement of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a substantial replication, or a portfolio sampling representation, of the securities involved in the relevant Fund's underlying index and an amount of cash. A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units for the iShares GS $ InvesTop-TM- Corporate Bond Fund.

5.  LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. Dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of August 31, 2002, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds and commercial paper. The market value of the securities on loan at August 31, 2002 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

6.  LEGAL PROCEEDINGS

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named MOPEX, Inc. to amend its complaint to add the Trust, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Trust's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. In the action, the plaintiff alleges that the actions of the parties, now including the Trust, infringed their patent, which allegedly covers a mechanism for continuous pricing of exchange traded funds. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Trust has been named as a party, this action is one of two involving related issues. The Trust believes that it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Trust and thus raise the expense ratios of the Funds, adversely affecting performance.

Notes to the Financial Statements                                             19

Notes:







20                               2002 iShares Semi-Annual Report to Shareholders

Notes:







Notes                                                                         21

The iShares Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call iShares at 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares fund. It contains more complete information, including charges and expenses.

Broad Market
iShares Dow Jones U.S. Total Market Index Fund (IYY) iShares Russell 3000 Index Fund (IWV) iShares Russell 3000 Growth Index Fund (IWZ) iShares Russell 3000 Value Index Fund (IWW)

Large Cap
iShares Russell 1000 Index Fund (IWB)
iShares Russell 1000 Growth Index Fund (IWF) iShares Russell 1000 Value Index Fund (IWD) iShares S&P 100 Index Fund (OEF) iShares S&P 500 Index Fund (IVV) iShares S&P 500/BARRA Growth Index Fund (IVW) iShares S&P 500/BARRA Value Index Fund (IVE)

Mid Cap
iShares Russell Midcap Index Fund (IWR)
iShares Russell Midcap Growth Index Fund (IWP) iShares Russell Midcap Value Index Fund (IWS) iShares S&P MidCap 400 Index Fund (IJH) iShares S&P MidCap 400/BARRA Growth Index Fund (IJK) iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)

Small Cap
iShares Russell 2000 Index Fund (IWM)
iShares Russell 2000 Growth Index Fund (IWO) iShares Russell 2000 Value Index Fund (IWN) iShares S&P SmallCap 600 Index Fund (IJR) iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT) iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)

Sector & Industry
iShares Cohen & Steers Realty Majors Index Fund (ICF) iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM) iShares Dow Jones U.S. Chemicals Index Fund (IYD) * iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC) iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK) iShares Dow Jones U.S. Energy Sector Index Fund (IYE) iShares Dow Jones U.S. Financial Sector Index Fund (IYF) iShares Dow Jones U.S. Financial Services Index Fund (IYG) iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH) iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ) iShares Dow Jones U.S. Internet Index Fund (IYV) * iShares Dow Jones U.S. Real Estate Index Fund (IYR) iShares Dow Jones U.S. Technology Sector Index Fund (IYW) iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ) iShares Dow Jones U.S. Utilities Sector Index Fund (IDU) iShares Goldman Sachs Natural Resources Index Fund (IGE) iShares Goldman Sachs Networking Index Fund (IGN) iShares Goldman Sachs Semiconductor Index Fund (IGW) iShares Goldman Sachs Software Index Fund (IGV) iShares Goldman Sachs Technology Index Fund (IGM) iShares Nasdaq Biotechnology Index Fund (IBB)

Fixed Income
iShares Lehman 1-3 Year Treasury Bond Fund (SHY) iShares Lehman 7-10 Year Treasury Bond Fund (IEF) iShares Lehman 20+ Year Treasury Bond Fund (TLT) iShares GS $ InvesTop-TM- Corporate Bond Fund (LQD)

Global Sector
iShares S&P Global Energy Sector Index Fund (IXC) iShares S&P Global Financials Sector Index Fund (IXG) iShares S&P Global Healthcare Sector Index Fund (IXJ) iShares S&P Global Technology Sector Index Fund (IXN) iShares S&P Global Telecommunications Sector Index Fund (IXP)

International/Broad Market
iShares MSCI EAFE Index Fund (EFA)

International/Regional
iShares MSCI EMU Index Fund (EZU)
iShares MSCI Pacific ex-Japan Index Fund (EPP) iShares S&P Europe 350 Index Fund (IEV)

International/Developed Country
iShares MSCI Australia Index Fund (EWA)
iShares MSCI Austria Index Fund (EWO)
iShares MSCI Belgium Index Fund (EWK)
iShares MSCI Canada Index Fund (EWC)
iShares MSCI France Index Fund (EWQ)
iShares MSCI Germany Index Fund (EWG)
iShares MSCI Hong Kong Index Fund (EWH)
iShares MSCI Italy Index Fund (EWI)
iShares MSCI Japan Index Fund (EWJ)
iShares MSCI Netherlands Index Fund (EWN) iShares MSCI Singapore Index Fund (EWS) iShares MSCI Spain Index Fund (EWP) iShares MSCI Sweden Index Fund (EWD) iShares MSCI Switzerland Index Fund (EWL) iShares MSCI United Kingdom Index Fund (EWU) iShares S&P/TOPIX 150 Index Fund (ITF) iShares S&P/TSE 60 Index Fund (IKC) *

International/Emerging Country
iShares MSCI Brazil Index Fund (EWZ)
iShares MSCI Malaysia Index Fund (EWM)
iShares MSCI Mexico Index Fund (EWW)
iShares MSCI South Korea Index Fund (EWY) iShares MSCI Taiwan Index Fund (EWT) iShares S&P Latin America 40 Index Fund (ILF)

Global/Broad Market
iShares S&P Global 100 Index Fund (IOO)

* Fund Termination and Liquidation Anticipated on December 13, 2002.

This advertising section does not constitute part of the 2002 Semi-Annual
Report.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or
Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $ InvesTop(TM)," "GS $ InvesTop(TM) Index," "GS $ Investment Grade Index(TM)" and "Goldman Sachs-Registered Trademark-" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co.

22                               2002 iShares Semi-Annual Report to Shareholders
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

Investors Bank & Trust, Co. serves as administrator, custodian, securities lending agent and transfer agent.

"$ InvesTop(TM)" "$ InvesTop(TM) Index", "GS $ InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co. iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor do these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers.

Investing involves risk, including possible loss of principal.

(c) 2002 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

 iShares(R) Industrial strength investment tools from BARCLAYS GLOBAL INVESTORS

                    1-800-iShares (474-2737) www.iShares.com